UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

WORKSPORT LTD.
(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 N America Dr
 West Seneca, New York, United States 14224
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (888) 554-8789

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC
Warrants	WKSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2024, Worksport Ltd. ("the Company") issued a press release regarding its operational performance and financial status for the quarter ending March 31, 2024. The press release also contains highlights significant achievements and developments within the Company during the first quarter. The Company also announced in the press release that intends disclose forward-looking financial guidance on May 23, 2024.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth under this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.

On May 16, 2024, the Company issued the press release described in Item 2.02 of this Form 8-K.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated May 16, 2024
99.2	Worksport Ltd. Form 10-Q for the Period Ended March 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: May 16, 2024	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)